MAYTAG CORPORATION

                                       Exhibit 10(b)

                              Executive Severance Agreements.

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The following executives are covered under this severance agreement:

                              1.   Robert L. Chaplin

                              2.   John P. Cunningham

                              3.   Robert W. Downing

                              4.   Joseph F. Fogliano

                              5.   Mark A. Garth

                              6.   Brian A. Girdlestone

                              7.   Edward H. Graham

                              8.   Leonard A. Hadley

                              9.   Richard J. Haines

                             10.   Gerald J. Kamman

                             11.   Donald M. Lorton

                             12.   Carl R. Moe

                             13.   Jon O. Nicholas

                             14.   Jerry K. Rinehart

                             15.   Jerry A. Schiller

                             16.   Carlton F. Zacheis

                  EXECUTIVE SEVERANCE AGREEMENT



    THIS AGREEMENT is made the __th day of ________________, 19__, by and between Maytag Corporation, a Delaware corporation (the "Company"), and ______________________ (the "Executive").

                             RECITALS

    A. The Board of Directors of the Company has approved the Company en-tering into severance agreements with such executives of the Company and its subsidiaries as is determined by the Chairman and Chief Executive Officer.

    B. Pursuant to such agreement, the Company has heretofore entered into an Executive Severance Agreement with the Executive dated _________________.

    C. Should the Company receive or learn of any proposal by a third per-son about a possible business combination with the Company or the acquisition of its equity securities, the Board considers it imperative that the Company be able to rely upon the Executive to continue in his or her position. This to the end that the Company be able to receive and rely upon the Executive's advice concerning the best interests of the Company and its stockholders, without concern that person might be distracted by the personal uncertainties and risks created by such a proposal.

    D. Should the Company receive any such proposals, in addition to the Executive's regular duties, he or she may be called upon to assist in the assessment of such proposals, advise management and the Board as to whether such proposals would be in the best interests of the Company and its stock-holders, and to take such other actions as the Board might determine to be appropriate.

                            AGREEMENT


    NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of that person's advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree that the Executive Severance Agreement described above be amended and restated in its entirety as follows:

    A. Should a third person, in order to effect a change of control (as defined), begin a tender or exchange offer, circulate a proxy to stockholders or take other steps, the Executive agrees that he or she will not voluntarily leave the employ of the Company, and will render the services contemplated in the recitals to this agreement, until the third person has abandoned or terminated his efforts to effect a change of control or until a change of control has occurred.

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                                   - 2 -


    B. Should the Executive's employment with the Company or its subsidiaries terminate for any reason (either voluntary or involuntary, other than because of death, disability or normal retirement) within three
(3) years after a change of control of the Company the following will be provided:


    1. Lump Sum Cash Payment. On or before the Executive's last day of employment with the Company or its subsidiaries, or as soon thereafter as possible, the Company will pay to the Executive as compensation for services rendered, a lump sum cash amount (subject to the usual withholding taxes) equal to (A) three times the sum of (1) the Executive's annual salary at the rate in effect immediately prior to the change of control and (2) the maximum annual incentive bonus opportunity provided by the Plan and any discretionary bonus declared for the year in which the change of control occurred, or the preceding year if not established plus (B) an amount equal to the compensation (at the Executive's rate of pay in effect immediately prior to the change of control) payable for any period for which the Executive could have, immediately prior to the date of his termination of employment, been on vacation and received such compensation, for unused and accrued vacation benefits determined under the Company's vacation pay plan or program covering the Executive immediately prior to the change of control. If the time from the Executive's last day of employment with the Company or its subsidiaries to the Executive's 65th birthday is less than 36 months, there shall be a proportionate reduction of the payment computed under clause (A) of the preceding sentence.

    2. Salaried and Supplemental Executive Retirement Plans. The Execu-tive shall be paid a monthly retirement benefit, in addition to any benefits received under the Salaried Retirement Plans maintained by the Company or its subsidiaries, including The Maytag Corporation Salaried Retirement Plan and any Supplemental Executive Retirement Plan, such benefit to commence on the first to occur of (a) the commencement of payment of benefits under the Maytag Corporation Salaried Retirement Plan or (b) attainment of age 65, but not prior to three (3) years following the date of termination of employment or age 65, whichever first occurs, such benefit to be an amount equal to the excess of (i) the aggregate benefits under such Salaried Retirement Plans to which the Executive would be entitled if he or she remained employed by the Company or its subsidiaries, for an additional period of three (3) years or until his or her 65th birthday, whichever is earlier, at the rate of annual compensation specified herein; over (ii) the benefits to which the Executive is actually entitled under such Salaried Retirement Plans.

    3.  Life, Dental, Vision, Health and Long Term Disability Coverage.
The Executive's participation in, and entitlement to, benefits under: (i) the life insurance plan of the Company; (ii) all the health insurance plan or plans of the Company or its subsidiaries, including but not limited to those providing major medical and hospitalization benefits, dental benefits and vision benefits; and (iii) the Company's long-term disability plan or plans; as all such plans existed immediately prior to the change of control shall continue as though he or she remained employed by the Corporation or its subsidiaries for an additional period of three (3) years or until the obtainment of such coverages with another employer, whichever is earlier. To the extent such participation or entitlement is not possible for any reason whatsoever, equivalent benefits shall be provided.

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                                   - 3 -

    4. Participation in Employee Benefit Plans. After termination of em-ployment, the Executive shall continue to participate in the Salaried Retirement Plans as contemplated above. The Executive's participation in any other savings, capital accumulation, retirement, incentive compensation, profit sharing, stock option, and/or stock appreciation rights plans of the Company or any of its subsidiaries shall continue only through the last day of his or her employment. Any terminating distributions and/or vested rights under such plans shall be governed by the terms of those respective plans. Furthermore, the Executive's participation in any insurance plans of the Company and rights to any other fringe benefits shall, except as otherwise specifically provided in such plans or Company policy, terminate as of the close of the Executive's last day of employment, except to the extent specifically provided to the contrary in this agreement.

    5. Incentive Plans. In addition to the payments required by paragraph 1 of this Section, the Company shall pay to the Executive as compensation for services rendered cash in an amount equal to the maximum amount which could be payable to the Executive under any and all incentive compensation plans in which the Executive is a participant or under which the Executive holds any outstanding award as of the day prior to the change of control.
To the extent that any such award is represented by restricted shares of stock of the Company, the Executive's such cash payment shall include an amount equal to the aggregate value of such shares determined as of the day of the change of control. Any payment due pursuant to this paragraph 5 shall be paid at the same time as the amount payable pursuant to paragraph 1 of this Section.

    6. Reimbursement for Loss on Sale of Principal Residence. If on the date of the change of control the Executive shall own a private residence within Jasper County, Iowa (the "Executive's residence"), the Executive shall be paid an amount equal to the excess, if any, of the amount by which the greater of (i) the "aggregate purchase price" (as defined below) of the Executive's residence and (ii) the "change of control market value" (as defined below) of the Executive's residence, over the amount realized by the Executive upon the sale of such residence. Any amount payable to the Executive under this agreement shall be paid to the Executive on the date on which the Executive's residence is sold in a bona fide transaction with an unrelated party. Notwithstanding the foregoing, if the Executive's residence shall not be sold within 6 months after the date on which the Executive's residence is first offered for sale, the Company shall purchase the Executive's residence from the Executive for a cash amount equal to the "change of control market value" of the Executive's residence. For purposes of this paragraph, the "aggregate purchase price" of the Executive's residence shall be the sum of the amount paid therefor plus the cost of any significant repairs such as the cost of siding, or roof repair or maintenance, incurred within the 5 year period ending on the date on which a change of control occurs, plus the cost of any improvements to such residence made by the Executive, the "amount realized" upon the sale of such residence shall be the net amount, after deduction for brokers' fees, title charges, transfer taxes and similar items, realized by the Executive upon the sale of the Executive residence and "change of control market value" shall mean the value of the Executive's residence on the date on which the

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                                   - 4 -
change of control occurred, as determined by an independent appraiser selected by the Executive. The fees and expenses of such appraiser shall be paid by the Company.

    7. Excise Tax-Additional Payment. (a) Notwithstanding anything in this agreement or any written or unwritten policy of the Company or its subsidiaries to the contrary, (i) if it shall be determined that any payment or distribution by the Company or its subsidiaries to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this agreement, any other agreement between the Company or its subsidiaries and the Executive or otherwise (a "Payment"), would be subject to the excise tax imposed by section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), or (ii) if the Executive shall otherwise become obligated to pay the Excise Tax in respect of a Payment, then the Company shall pay to the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such Payment.

    (b) All determinations and computations required to be made under this paragraph B5, including whether a Gross-Up Payment is required under clause
(ii) of paragraph B7(a) above, and the amount of any Gross-Up Payment, shall be made by the Company's regularly engaged independent certified public ac-countants (the "Accounting Firm"). The Company shall cause the Accounting Firm to provide detailed supporting calculations both to the Company and the Executive within 15 business days after such determination or computation is requested by the Executive. Any initial Gross-Up Payment determined pursuant to this paragraph B7 shall be paid by the Company or the subsidiary to the Executive within 5 days of the receipt of the Accounting Firm's determination. A determination that no Excise Tax is payable by the Executive shall not be valid or binding unless accompanied by a written opinion of the Accounting Firm to the Executive that the Executive has substantial authority not to report any Excise Tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon the Company, its subsidiaries and the Executive, except to the extent the Executive becomes obligated to pay an Excise Tax in respect of a Payment.
In the event that the Company or the subsidiary exhausts or waives its remedies pursuant to subparagraph 7B(c) and the Executive thereafter shall become obligated to make a payment of any Excise Tax, and if the amount thereof shall exceed the amount, if any, of any Excise Tax computed by the Accounting Firm pursuant to this subparagraph (b) in respect to which an initial Gross-Up Payment was made to the Executive, the Accounting Firm shall within 15 days after Notice thereof determine the amount of such excess Excise Tax and the amount of the additional Gross-Up Payment to the Executive. All expenses and fees of the Accounting Firm incurred by reason of this paragraph B7 shall be paid by the Company.

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                                   - 5 -

    (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                   (i) give the Company any information reasonably
               requested relating to such claim,

                   (ii) take such action in connection with con-testing such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                   (iii) cooperate with the Company in good faith in order effectively to contest such claim,

                   (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this subparagraph B7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company or the subsidiary shall determine; provided, however, that if the Company or the subsidiary directs the Executive to pay such claim and sue for a refund, the Company or the subsidiary shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided, that any extension of the statue of limitations relating to

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payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, control of the contest by the Company or the subsidiary shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

    (d) If, after the receipt by the Executive of an amount advanced by the Company or the subsidiary pursuant to subparagraph B7(c), the Executive be-comes entitled to receive any refund with respect to such claim, the Executive shall (subject to compliance with the requirements of paragraph B7 by the Company or the subsidiary) promptly pay to the Company or the subsidiary the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company or the subsidiary pursuant to subparagraph B7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall off-set, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    C.  Definitions.

    1. Change of Control. For purposes of this Agreement, a "change of control" shall occur when (i) any person, either individually or together with such persons' affiliates or associates (other than any employee benefit plan of the Company or any subsidiary of the Company, or any entity holding shares of the Company stock, for or pursuant to the terms of any such plan), shall have become the beneficial owner, directly or indirectly, of shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Company and there shall have been a public announcement of such occurrence by the Company or such persons or
(ii) individuals who shall qualify as continuing directors (as defined below) shall have ceased for any reason to constitute at least a majority of the Board of Directors of the Company. "Continuing director" shall mean any member of the Board of Directors of the Company, while such person is a member of such Board of Directors, who is not an affiliate or associate of an acquiring person (as defined below) or of any such acquiring person's affiliate or associate and was a member of such Board of Directors prior to the time when such acquiring person shall have become an acquiring person, and any successor of a continuing director, while such successor is a member of such Board of Directors, who is not an acquiring person or a representative or nominee of an acquiring person or of any affiliate or associate of such acquiring person and is recommended or elected to succeed the continuing director by a majority of the continuing directors. "Acquiring person" shall mean any person or group of affiliates or associates (as such terms are defined on February 1, 1987 in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, other than any employee benefit plan of the Company or any subsidiary of the Company, or any entity holding shares of Company stock for or pursuant to the terms of any such plan), who is or becomes the beneficial owner, directly or indirectly, of 20% or more of the shares of the Company, having 20% or more of the total number of votes that may be cast for the election of directors of the Company.

    2. Subsidiary. For purposes of this agreement, a "Subsidiary" shall mean any domestic or foreign corporation at least 20% of whose shares normally entitled to vote in electing directors is owned directly or indirectly by the Company or by other subsidiaries.

    D.  General Provisions.

    1. No Guaranty of Employment. Nothing in this agreement shall be deemed to entitle the Executive to continued employment with the Company or its subsidiaries, and the rights of the Company to terminate the employment of the Executive shall continue as fully as if this agreement were not in effect, provided that any such termination of employment within three (3) years following a change of control shall entitle the Executive to the benefits herein provided.

    2. Confidentiality. The Executive shall retain in confidence any confidential information known to him concerning the Company and its business so long as such information is not publicly disclosed.

    3. Payment Obligation Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against him, her or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. The Company waives all rights which it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this agreement in whole or in part. Each and every payment made hereunder by the Company shall be final and the Company shall not seek to recover all or any part of such payment from the Executive or from whoever may be entitled thereto, for any reason whatsoever.

    4. Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby indemnifies the Executive for his or her reasonable attorney's fees and disbursements incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive calculated by using the prevailing prime interest rate on the date that payment(s) to him or her should have been made under this agreement.


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                                     - 8 -

    5. Successors. This agreement shall be binding upon and inure to the benefit of the Executive and his or her estate, and the Company and any suc-cessor of the Company, but neither this agreement nor any rights arising hereunder may be assigned or pledged by the Executive.

    6. Severability. Any provision in this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    7. Controlling Law. This agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware.

    IN WITNESS WHEREOF, the parties have executed this agreement on the date set out above.


                                          MAYTAG CORPORATION


                                          By ___________________________


                                          _______________________________
                                          Executive

The following executives are covered under this severance agreement:

                           1.    Robert F. Dunkerley

                           2.    Nelson E. Wooldridge

                        EXECUTIVE SEVERANCE AGREEMENT



   THIS AGREEMENT is made the ___ day of ________, 1994, by and between Maytag Corporation, a Delaware corporation (the "Company"), and
____________________ (the "Executive").

                                   RECITALS

   A. The Board of Directors of the Company has approved the Company en-tering into severance agreements with such executives of the Company and its subsidiaries as is determined by the Chairman and Chief Executive Officer.

   B. Should the Company receive or learn of any proposal by a third person about a possible business combination with the Company or the acquisition of its equity securities, the Board considers it imperative that the Company be able to rely upon the Executive to continue in his or her position. This to the end that the Company be able to receive and rely upon the Executive's advice concerning the best interests of the Company and its stockholders, without concern that person might be distracted by the personal uncertainties and risks created by such a proposal.

   C. Should the Company receive any such proposals, in addition to the Executive's regular duties, he or she may be called upon to assist in the assessment of such proposals, advise management and the Board as to whether such proposals would be in the best interests of the Company and its stock-holders, and to take such other actions as the Board might determine to be appropriate.

                                  AGREEMENT

   NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of that person's advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree that the Executive Severance Agreement de-scribed above be amended and restated in its entirety as follows:

   A. Should a third person, in order to effect a change of control (as defined), begin a tender or exchange offer, circulate a proxy to stockholders or take other steps, the Executive agrees that he or she will not voluntarily leave the employ of the Company, and will render the services contemplated in the recitals to this agreement, until the third person has abandoned or terminated his efforts to effect a change of control or until a change of control has occurred.

   B. Should the Executive's employment with the Company or its subsidiaries terminate for any reason (either voluntary or involuntary, other than

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                                    - 2-


because of death, disability or normal retirement) within three (3) years after a change of control of the Company the following will be provided:

   1. Lump Sum Cash Payment. On or before the Executive's last day of employment with the Company or its subsidiaries, or as soon thereafter as possible, the Company will pay to the Executive as compensation for services rendered, a lump sum cash amount (subject to the usual withholding taxes) equal to (A) two times the sum of (1) the Executive's annual salary at the rate in effect immediately prior to the change of control and (2) the maximum annual incentive bonus opportunity provided by the Plan and any discretionary bonus declared for the year in which the change of control occurred, or the preceding year if not established plus (B) an amount equal to the compensation (at the Executive's rate of pay in effect immediately prior to the change of control) payable for any period for which the Executive could have, immediately prior to the date of his termination of employment, been on vacation and received such compensation, for unused and accrued vacation benefits determined under the Company's vacation pay plan or program covering the Executive immediately prior to the change of control. If the time from the Executive's last day of employment with the Company or its subsidiaries to the Executive's 65th birthday is less than 36 months, there shall be a proportionate reduction of the payment computed under clause (A) of the preceding sentence.

   2. Salaried and Supplemental Executive Retirement Plans. The Executive shall be paid a monthly retirement benefit, in addition to any benefits received under the Salaried Retirement Plans maintained by the Company or its subsidiaries, including The Maytag Corporation Salaried Retirement Plan and any Supplemental Executive Retirement Plan, such benefit to commence on the first to occur of (a) the commencement of payment of benefits under the Maytag Corporation Salaried Retirement Plan or (b) attainment of age 65, but not prior to three (3) years following the date of termination of employment or age 65, whichever first occurs, such benefit to be an amount equal to the excess of (i) the aggregate benefits under such Salaried Retirement Plans to which the Executive would be entitled if he or she remained employed by the Company or its subsidiaries, for an additional period of three (3) years or until his or her 65th birthday, whichever is earlier, at the rate of annual compensation specified herein; over (ii) the benefits to which the Executive is actually entitled under such Salaried Retirement Plans.

   3. Life, Dental, Vision, Health and Long Term Disability Coverage. The Executive's participation in, and entitlement to, benefits under: (i) the life insurance plan of the Company; (ii) all the health insurance plan or plans of the Company or its subsidiaries, including but not limited to those providing major medical and hospitalization benefits, dental benefits and vision benefits; and (iii) the Company's long-term disability plan or plans; as all such plans existed immediately prior to the change of control shall continue as though he or she remained employed by the Corporation or its subsidiaries for an additional period of three (3) years or until the obtainment of such coverages with another employer, whichever is earlier. To the extent such participation or entitlement is not possible for any reason whatsoever, equivalent benefits shall be provided.

                                   - 3 -
   4. Participation in Employee Benefit Plans. After termination of em-ployment, the Executive shall continue to participate in the Salaried Retire-ment Plans as contemplated above. The Executive's participation in any other savings, capital accumulation, retirement, incentive compensation, profit sharing, stock option, and/or stock appreciation rights plans of the Company or any of its subsidiaries shall continue only through the last day of his or her employment. Any terminating distributions and/or vested rights under such plans shall be governed by the terms of those respective plans. Furthermore, the Executive's participation in any insurance plans of the Company and rights to any other fringe benefits shall, except as otherwise specifically provided in such plans or Company policy, terminate as of the close of the Executive's last day of employment, except to the extent specifically provided to the contrary in this agreement.

   5. Incentive Plans. In addition to the payments required by paragraph 1 of this Section, the Company shall pay to the Executive as compensation for services rendered cash in an amount equal to the maximum amount which could be payable to the Executive under any and all incentive compensation plans in which the Executive is a participant or under which the Executive holds any outstanding award as of the day prior to the change of control. To the extent that any such award is represented by restricted shares of stock of the Company, the Executive's such cash payment shall include an amount equal to the aggregate value of such shares determined as of the day of the change of control. Any payment due pursuant to this paragraph 5 shall be paid at the same time as the amount payable pursuant to paragraph 1 of this Section.

   6. Reimbursement for Loss on Sale of Principal Residence. If on the date of the change of control the Executive shall own a private residence within Jasper County, Iowa (the "Executive's residence"), the Executive shall be paid an amount equal to the excess, if any, of the amount by which the greater of (i) the "aggregate purchase price" (as defined below) of the Executive's residence and (ii) the "change of control market value" (as defined below) of the Executive's residence, over the amount realized by the Executive upon the sale of such residence. Any amount payable to the Executive under this agreement shall be paid to the Executive on the date on which the Executive's residence is sold in a bona fide transaction with an unrelated party. Notwithstanding the foregoing, if the Executive's residence shall not be sold within 6 months after the date on which the Executive's residence is first offered for sale, the Company shall purchase the Executive's residence from the Executive for a cash amount equal to the "change of control market value" of the Executive's residence. For purposes of this paragraph, the "aggregate purchase price" of the Executive's residence shall be the sum of the amount paid therefor plus the cost of any significant repairs such as the cost of siding, or roof repair or maintenance, incurred within the 5 year period ending on the date on which a change of control occurs, plus the cost of any improvements to such residence made by the Executive, the "amount realized" upon the sale of such residence shall be the net amount, after deduction for brokers' fees, title charges, transfer taxes and similar items, realized by the Executive upon the sale of the Executive residence and "change of control market value" shall mean the value of the Executive's residence on the date on which the change of control occurred, as determined by an independent appraiser selected by the Executive. The fees and expenses of such appraiser shall be paid by the Company.

   7. Excise Tax-Additional Payment. (a) Notwithstanding anything in this agreement or any written or unwritten policy of the Company or its subsidiar-ies to the contrary, (i) if it shall be determined that any payment or distribution by the Company or its subsidiaries to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this agreement, any other agreement between the Company or its subsidiaries and the Executive or otherwise (a "Payment"), would be subject to the excise tax imposed by section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), or (ii) if the Executive shall otherwise become obligated to pay the Excise Tax in respect of a Payment, then the Company shall pay to the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such Payment.

   (b) All determinations and computations required to be made under this paragraph B5, including whether a Gross-Up Payment is required under clause
(ii) of paragraph B7(a) above, and the amount of any Gross-Up Payment, shall be made by the Company's regularly engaged independent certified public ac-countants (the "Accounting Firm"). The Company shall cause the Accounting Firm to provide detailed supporting calculations both to the Company and the Executive within 15 business days after such determination or computation is requested by the Executive. Any initial Gross-Up Payment determined pursuant to this paragraph B7 shall be paid by the Company or the subsidiary to the Executive within 5 days of the receipt of the Accounting Firm's deter-mination. A determination that no Excise Tax is payable by the Executive shall not be valid or binding unless accompanied by a written opinion of the Accounting Firm to the Executive that the Executive has substantial authority not to report any Excise Tax on his federal income tax return. Any deter-mination by the Accounting Firm shall be binding upon the Company, its subsidiaries and the Executive, except to the extent the Executive becomes obligated to pay an Excise Tax in respect of a Payment. In the event that the Company or the subsidiary exhausts or waives its remedies pursuant to subparagraph 7B(c) and the Executive thereafter shall become obligated to make a payment of any Excise Tax, and if the amount thereof shall exceed the amount, if any, of any Excise Tax computed by the Accounting Firm pursuant to this subparagraph (b) in respect to which an initial Gross-Up Payment was made to the Executive, the Accounting Firm shall within 15 days after Notice thereof determine the amount of such excess Excise Tax and the amount of the additional Gross-Up Payment to the Executive. All expenses and fees of the Accounting Firm incurred by reason of this paragraph B7 shall be paid by the Company.

                                   - 5 -
   (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expira-tion of such period that it desires to contest such claim, the Executive shall:

                (i)    give   the  Company  any  information  reasonably
             requested relating to such claim,

                (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                (iii) cooperate with the Company in good faith in order
             effectively to contest such claim,

                (iv)   permit  the   Company  to   participate   in  any
             proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this subparagraph B7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company or the subsidiary shall determine; provided, however, that if the Company or the subsidiary directs the Executive to pay such claim and sue for a refund, the Company or the subsidiary shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided, that any extension of the statue of limitations relating to payment

                             -6-
of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, control of the contest by the Company or the subsidiary shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

    (d) If, after the receipt by the Executive of an amount advanced by the Company or the subsidiary pursuant to subparagraph B7(c), the Executive be-comes entitled to receive any refund with respect to such claim, the Executive shall (subject to compliance with the requirements of paragraph B7 by the Company or the subsidiary) promptly pay to the Company or the subsidiary the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company or the subsidiary pursuant to subparagraph B7(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall off-set, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    C.  Definitions.

    1. Change of Control. For purposes of this Agreement, a "change of control" shall occur when (i) any person, either individually or together with such persons' affiliates or associates (other than any employee benefit plan of the Company or any subsidiary of the Company, or any entity holding shares of the Company stock, for or pursuant to the terms of any such plan), shall have become the beneficial owner, directly or indirectly, of shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Company and there shall have been a public announcement of such occurrence by the Company or such persons or (ii) individuals who shall qualify as continuing directors (as defined below) shall have ceased for any reason to constitute at least a majority of the Board of Directors of the Company. "Continuing director" shall mean any member of the Board of Directors of the Company, while such person is a member of such Board of Directors, who is not an affiliate or associate of an acquiring person (as defined below) or of any such acquiring person's affiliate or associate and was a member of such Board of Directors prior to the time when such acquiring person shall have become an acquiring person, and any successor of a continuing director, while such successor is a member of such Board of Directors, who is not an acquiring person or a representative or nominee of an acquiring person or of any affiliate or associate of such acquiring person and is recommended or elected to succeed the continuing director by a majority of the continuing directors.
"Acquiring person" shall mean any person or group of affiliates or associates (as such terms are defined on February 1, 1987 in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, other than any employee benefit plan of the Company or any subsidiary of the

Company, or any entity holding shares of Company stock for or pursuant to the terms of any such plan), who is or becomes the beneficial owner, directly or indirectly, of 20% or more of the shares of the Company, having 20% or more of the total number of votes that may be cast for the election of directors of the Company.

    2. Subsidiary. For purposes of this agreement, a "Subsidiary" shall mean any domestic or foreign corporation at least 20% of whose shares normally entitled to vote in electing directors is owned directly or indirectly by the Company or by other subsidiaries.

    D.  General Provisions.

    1. No Guaranty of Employment. Nothing in this agreement shall be deemed to entitle the Executive to continued employment with the Company or its sub-sidiaries, and the rights of the Company to terminate the employment of the Executive shall continue as fully as if this agreement were not in effect, provided that any such termination of employment within three (3) years fol-lowing a change of control shall entitle the Executive to the benefits herein provided.

    2. Confidentiality. The Executive shall retain in confidence any confi-dential information known to him concerning the Company and its business so long as such information is not publicly disclosed.

    3. Payment Obligation Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against him, her or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. The Company waives all rights which it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or re-scind this agreement in whole or in part. Each and every payment made hereunder by the Company shall be final and the Company shall not seek to recover all or any part of such payment from the Executive or from whoever may be entitled thereto, for any reason whatsoever.

    4. Indemnification. If litigation shall be brought to enforce or inter-pret any provision contained herein, the Company hereby indemnifies the Executive for his or her reasonable attorney's fees and disbursements incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive calculated by using the prevailing prime interest rate on the date that payment(s) to him or her should have been made under this agreement.

    5. Successors. This agreement shall be binding upon and inure to the benefit of the Executive and his or her estate, and the Company and any suc-cessor of the Company, but neither this agreement nor any rights arising hereunder may be assigned or pledged by the Executive.

    6. Severability. Any provision in this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffec-tive only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    7. Controlling Law. This agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware.

    IN WITNESS WHEREOF, the parties have executed this agreement on the date set out above.


                                               MAYTAG CORPORATION


                                        By ___________________________
                                             XXXXXXXXXXXXXXXX , CEO


                                             ___________________________
                                             XXXXXXXXXXXXXX, Executive

                                       October 27, 1993

CONFIDENTIAL
                                       HAND DELIVERED



Mr. J. A. Schiller

Dear Jerry:

    Maytag's letter to you dated July 20, 1993, as supplemented by my letter of August 3, 1993, documented the future employment arrangement between you and Maytag Corporation, the terms of which you have accepted. Since that time, it has been determined that there will be greater demand on your services than was contemplated on July 20, 1993. In recognition of this changed condition and because that greater performance by you will delay your hip replacement until Spring 1994, it has been agreed that the letter of July 20, 1993 will be revised and restated as follows:

    1. You will continue in your present position until October 31, 1993 at your current base salary and benefits.

    2. You will resign your position as Director and Executive Vice President/Chief Financial Officer (CFO) of Maytag Corporation and all other director, trustee, and officer positions you presently hold in subsidiary and associated companies, effective November 1, 1993, except you will continue to serve as Maytag's representative on the Maytag Corporation Foundation Board through March 31, 1994, and on the AMAC and Amerivend boards through December 31, 1994, unless you are relieved of these assignments earlier at the election of Maytag's CEO. You may be asked to continue Board Committee involvement until a new Chief Financial Officer is employed.

    3. Effective November 1, 1993, you will be employed by Maytag Corporation as a salaried consultant, working under the supervision and direction of the Chief Executive Officer, Maytag Corporation, until May 31, 1995, at which time you will retire from the Corporation. We anticipate that your services as a consultant and acting CFO will be required on an approximately full-time basis until no later than March 31, 1994, and thereafter on a part-time basis until no later than May 31, 1995. After March 31, 1994, reasonable notice will be given before consulting assignments so as not to conflict with plans you may have already made. Thirty days' notice will be given for extensive assignments, such as trips overseas. Maytag will provide you with appropriate office and secretarial support reasonably required to perform your duties.

Page 2
October 27, 1993



    4. In your position as consultant, you will receive your present base salary through December 31, 1993. Effective January 1, 1994, your base salary will increase to $334,500 per annum, payable monthly, through May 31, 1995. Should you die prior to June 1, 1995, your base salary will cease as of the date of death. During the period in which you are employed as a consultant, your salary and benefits will not be reduced should you be unable to perform your duties due to disability. Your accrued but unused vacation entitlement as of October 31, 1993 will be paid to you within ten days following that date. No vacation will accrue during the consulting period.

        Bonus for 1993, computed and payable under the terms of the Corporation's 1993 Annual Management Incentive Plan, using your current base salary and an individual performance rating of 100%, will be paid at the time of the normal bonus payout (subject to applicable withholdings).

        You will not participate in the Corporation's 1994 or 1995 Annual Management Incentive Plans; however, you will be entitled to receive a bonus for 1994 computed and paid as if it were under the terms of the 1994 Plan, using $334,500 as your base salary and an individual performance rating of 100% pro-rated through June 30, 1994 and payable at the time of the normal bonus payout (subject to applicable withholdings).

        You will not participate in the Corporation's 1993 and 1994 Stock Incentive Award Plans; however, you will be paid a cash amount equal to the amount you would have received had you participated in such Plans, pro-rated through June 30, 1994. These payments, including dividend equivalents, will be made at the normal payout dates according to the plans subject to normal withholding.

    5. You will receive the Corporation's normal benefits package through May 31, 1995, subject to normal employee contributions. Effective June 1, 1995, you will be provided with post-retirement medical coverage as outlined in the "Medical Coverage for 'Grandfathered' Retirees" furnished to you on July 20, 1993.

Page 3
October 27, 1993


    6. Your retirement benefits, effective June 1, 1995, will not be reduced due to your age but will be calculated as though you were then 65 and will be based on the average of the highest three years of qualified earnings from the four years, 1991, 1992, 1993, and 1994, including consulting compensation from October 31 through December 31, 1994. Benefits normally accrued under the Pension Plan will be paid monthly from the Plan. The difference between the amount paid from the Pension Plan Trust Fund and benefits provided by this paragraph will be paid by Maytag Corporation.

    7. If there is a stock option granted by Maytag Corporation in 1993 to executive officers of Maytag Corporation, you will be included under the terms of such grant. You will have until the time specified in the option agreements for retirees to exercise those stock options currently granted to you, but in no event can such options be exercised after the expiration date of the option and rights specified in the applicable option agreement.

    8.  The Corporation will also:

        a. pay for the services of a retirement consultant of your choosing up to $5,000,

        b. pay for the service of an outplacement firm of your choice to assist you in search for director and/or consultant positions, at a cost of up to $25,000,

        c. provide, at its expense, its standard individual, foundations and trusts tax returns preparation by Ernst & Young for you for the tax years 1993, 1994, and 1995.

        d. allow you to replace your appliances under the Executive Appliance Test Program, subject to applicable tax withholdings, at anytime prior to May 31, 1995, and make no payment to the Corporation for such appliances when you retire.

        e. maintain the current Executive Severance Agreement using 1993 as a base year, between you and the Corporation until December 31, 1994, at which time it will terminate if it has not been activated as a result of a "change in control." For the purposes of this paragraph "using 1993 as a base year" means that all of your salary and benefits in place on January 1, 1994 will be included on an annual basis as though you had not changed employment status on October 31, 1993; i.e., full annual consideration.

Page 4
October 27, 1993

        f. at your request, recommend to the Compensation Committee that you be authorized to receive a lump-sum payment of your balance in the Capital Accumulation Plan anytime after May 31, 1995.

     If the foregoing accurately reflects your understanding and agreement, and after consulting with your attorney, please ratify and confirm the Agreement which accompanied my letter of July 20, 1993, which you previously executed and delivered, by signing and returning a copy of this letter to me.

                                       Sincerely,




JON/jb

Agreed ______________________, 1993


___________________________________
      Jerry A. Schiller


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